UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                ------------------------------------------------
                                February 4, 2003

                         Commission File Number 0-29195


                    NEW MILLENNIUM MEDIA INTERNATIONAL, INC.
                 (Name of Small Business Issuer in Its Charter)

          Colorado                          (7310)                84-1463284
--------------------------------------------------------------------------------
  (State or jurisdiction of    (Primary Standard Industrial   (I.R.S. Employer
incorporation or organization)  Classification Code Number)  Identification No.)

                         200 9th Avenue North, Suite 210
                          Safety Harbor, Florida 34695
                                 (727) 797-6664
                                 --------------
          (Address and Telephone Number of Principal Executive Offices
                        and Principal Place of Business)

                            John D. Thatch, President
                    New Millennium Media International, Inc.
                         200 9th Avenue North, Suite 210
                          Safety Harbor, Florida 34695
            (Name, Address and Telephone Number of Agent for Service)


Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                                 Yes [X] No [ ]

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Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a)  Previous independent accountants

          (i) On February 2, 2003, Richard J. Fuller, C.P.A., P.A. resigned as the independent accountants of New Millennium Media International, Inc. (NMMG).
          (ii) The Board of Directors approved the decision to change independent accountants.
          (iii) The report of Richard J. Fuller, C.P.A., P.A. on the financial statements for the two fiscal years of the Company ended December 31, 2000 and December 31, 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except the report of Richard J. Fuller, C.P.A., P.A. included an explanatory paragraph describing conditions that raised substantial doubt about the Company's ability to continue as a going concern.
          (iv) In connection with its audits for the two fiscal years ended December 31, 2000 and December 31, 2001 and the period January 1, 2002 through February 3, 2003, there were no disagreements with Richard J. Fuller, C.P.A., P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Richard J. Fuller, C.P.A., P.A. would have caused Richard J. Fuller, C.P.A., P.A. to make reference thereto in their report on the financial statements for such years.
          (v) During the two recent fiscal years ended December 31, 2000 and December 31, 2001 and the period from January1, 2002 through February 3, 2003 there were no reportable events as that term is defined in Item 304(a)(l)(v) of Regulation S-X.
          (vi) The Company has requested, and Richard J. Fuller, C.P.A., P.A. has furnished, a letter addressed to the Commission stating that Richard J. Fuller, C.P.A., P.A. agrees with subparagraphs
                (a)(ii), (iv) and (v) above. A copy of such letter dated February 4, 2003, is filed as Exhibit 16.1 of this Form 8-K.

     (b)  New independent accountants
          (i) On February 3, 2003, the Company engaged Salberg & Company, P.A. as its new principal independent accountant. The engagement was approved by the Board of Directors on February 3, 2003.
          (ii) Beginning May 2002 and continuing to the present the registrant consulted Salberg & Company, P.A. relating to response to an April 22, 2002 Securities and Exchange Commission ("SEC") letter relating to comments by the SEC to a Post Effective Amendment to Form SB-2 filed by the registrant March 20, 2002. Permission was given by the registrant to Fuller and Salberg to converse freely and openly to resolve all SEC comments as described above. Other than as mentioned herein above, the Company has not consulted with Salberg & Company, P.A. on the application of any accounting principles or proposed transactions, the type of audit opinion that might be given, any matter that was either the subject of a disagreement,

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                as that term is defined in Item 304(a)(l)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(l)(v) of Regulation S-K at any time before being named as independent accountants.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          Exhibit
          Number         Description
          ------         -----------

          16.1           Letter on change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 4 day of February 2003.


                                   New Millennium Media International, Inc.
                                                 (Registrant)

                                   by: /s/__________________________________
                                       John Thatch as President/CEO/Director

INDEX TO EXHIBITS

Exhibit
Number         Description
------         -----------

16.1           Letter on change in certifying accountant

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